Other Assets	12 Months Ended
Dec. 31, 2021
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Assets	OTHER ASSETS

($ millions)	2021	2020
Employee future benefits (Note 23)	259	66
Supplemental Executive Retirement Plan ("SERP")	165	155
RECs (Note 8)	112	106
Other investments	86	66
Equity investment - Belize Electricity	80	80
Deferred compensation plan	42	36
Operating leases (Note 15)	40	40
Derivatives	40	4
Equity investment - Wataynikaneyap Partnership	12	12
Other	119	105
	955	670

ITC, UNS Energy and Central Hudson provide additional post-employment benefits through SERPs and deferred compensation plans for directors and officers. The assets held to support these plans are reported separately from the related liabilities (Note 16). Most plan assets are held in trust and funded mainly through life insurance policies and mutual funds. Assets in mutual and money market funds are recorded at fair value on a recurring basis (Note 25).